SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 27, 2006

Sunrise U.S.A. Incorporated
(Name of Small Business Issuer in its charter)

Nevada
(State or other jurisdiction of Incorporation or organization)

000-50370                                         33-1041835
(Commission file number)                    (IRS Employer Identification No.)

3203 E. Ovid Avenue Des Moines, IA 50317
(Address of Principal Executive Offices) (Zip Code)

(515) 288-1042
Issuer's telephone number

No Change
(Former name, former address and former fiscal year, If
changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by Sunrise U.S.A. Incorporated a Nevada corporation (the "Company") in connection with the matters described herein.

ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

The Company’s Certificate of Amendment # 3 to its Articles of Incorporation was filed with the Secretary of State for the state of Nevada on March 27, 2006, and returned to the Company as accepted by the Secretary of State for the state of Nevada on March 31, 2006.  Certificate of Amendment # 3 amended the Company's Articles of Incorporation to effect a stock combination, or reverse stock split, pursuant to which every thirty-eight (38) shares of the Company's outstanding Common Stock would be exchanged for one (1) new share of the Company’s Common Stock.  The text of the Amendment # 3 is attached to this Report as Exhibit 3(v) and is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)   Exhibits.

        3(v)     Amendment # 3 to Articles of Incorporation, filed March 27, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 13, 2006

By:  /s/ OMAR G. BARRIENTOS
Omar G. Barrientos
Chief Executive and
Chief Financial Officer